Exhibit 99.3

Supplemental Operating and Financial Data
First Quarter Ended March 31, 2019

Q1 2019 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 29 through 31 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 32 through 39.

Q1 2019 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Recreation, Education and Other specialty investments.

ENTERTAINMENT

- MEGAPLEX THEATRES
- ENTERTAINMENT RETAIL CENTERS
- FAMILY ENTERTAINMENT CENTERS

RECREATION

- GOLF ENTERTAINMENT COMPLEXES
- SKI AREAS
- ATTRACTIONS
- OTHER RECREATION

EDUCATION

- PUBLIC CHARTER SCHOOLS
- PRIVATE SCHOOLS
- EARLY CHILDHOOD EDUCATION

COMPANY STRATEGY
Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.
EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Recreation and Education. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

INFLECTION OPPORTUNITY - Renewal or restructuring in an industry’s properties
ENDURING VALUE - Real estate devoted to and improving long-lived activities
EXCELLENT EXECUTION - Market-dominant performance that creates value beyond tenant credit
ATTRACTIVE ECONOMICS - Accretive initial returns along with growth in yield
ADVANTAGEOUS POSITION - Sustainable competitive advantages

Q1 2019 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Craig Evans	Greg Zimmerman
Senior Vice President, General Counsel and Secretary	Executive Vice President and Chief Investment Officer

Tonya Mater	Mike Hirons
Vice President and Chief Accounting Officer	Senior Vice President - Strategy and Asset Management

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrG
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone/Nikita Bely	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	John Massocca	212-409-2056
Raymond James & Associates	Collin Mings	727-567-2585
RBC Capital Markets	Michael Carroll	440-715-2649
Stifel	Simon Yarmak	443-224-1345
SunTrust Robinson Humphrey	Ki Bin Kim	212-303-4124

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q1 2019 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED MARCH 31,
Operating Information:	2019	2018
Revenue	$164,542	$154,968
Net income available to common shareholders of EPR Properties	59,315	23,502
EBITDAre (1)	131,496	134,471
Adjusted EBITDA (1)	135,719	135,080
Interest expense, net	33,826	34,337
Capitalized interest	3,137	2,244
Straight-lined rental revenue	2,414	1,874
Dividends declared on preferred shares	6,034	6,036
Dividends declared on common shares	84,343	80,262
General and administrative expense	12,130	12,324

	MARCH 31,
Balance Sheet Information:	2019	2018
Total assets	$6,431,231	$6,238,866
Accumulated depreciation	920,409	776,404
Total assets before accumulated depreciation (gross assets)	7,351,640	7,015,270
Cash and cash equivalents	11,116	24,514
Debt	3,045,742	3,131,437
Deferred financing costs, net	32,838	28,558
Net debt (1)	3,067,464	3,135,481
Equity	2,912,779	2,875,594
Common shares outstanding	75,483	74,319
Total market capitalization (using EOP closing price)	9,243,164	7,623,911
Net debt/total market capitalization	33%	41%
Net debt/gross assets	42%	45%
Net debt/Adjusted EBITDA (2)	5.7	5.8
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.4	5.6

(1) See pages 29 through 31 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See pages 29 through 31 for definitions. See calculation on page 38.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 29 through 31 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 38 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 29 through 31 for definitions.

Q1 2019 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017
Rental properties:
Entertainment	$3,018,987	$2,909,024	$2,875,959	$2,854,274	$2,812,120	$2,762,801
Recreation	1,610,071	1,614,100	1,502,639	1,476,759	1,452,087	1,420,690
Education	1,188,959	1,209,393	1,204,851	1,175,973	1,170,548	1,005,340
Other	174,690	174,714	156,786	156,786	156,786	156,734
Less: accumulated depreciation	(920,409)	(883,174)	(848,280)	(810,604)	(776,404)	(741,334)
Land held for development	28,080	34,177	31,076	31,076	33,693	33,692
Property under development	315,237	287,546	289,228	268,090	249,931	257,629
Operating lease right-of-use assets	211,299	—	—	—	—	—
Mortgage notes receivable: (1)
Entertainment	—	—	23,327	23,321	31,061	31,105
Recreation	375,094	368,655	365,100	439,759	614,405	602,145
Education	152,533	148,812	184,273	178,348	174,371	337,499
Investment in direct financing leases, net	20,616	20,558	20,495	58,305	58,101	57,903
Investment in joint ventures	35,188	34,486	5,018	4,999	5,538	5,602
Cash and cash equivalents	11,116	5,872	74,153	3,017	24,514	41,917
Restricted cash	11,166	12,635	22,031	11,283	15,640	17,069
Accounts receivable	111,146	98,369	104,757	97,804	88,750	93,693
Other assets	87,458	96,223	102,657	135,034	127,725	109,008
Total assets	$6,431,231	$6,131,390	$6,114,070	$6,104,224	$6,238,866	$6,191,493

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$117,746	$168,463	$138,829	$122,359	$117,583	$136,929
Operating lease liabilities	235,612	—	—	—	—	—
Common dividends payable	28,306	26,765	26,761	26,765	26,755	25,203
Preferred dividends payable	6,034	6,034	6,036	6,036	6,036	4,982
Unearned rents and interest	85,012	79,051	90,287	79,121	81,461	68,227
Line of credit	70,000	30,000	—	30,000	570,000	210,000
Deferred financing costs, net	(32,838)	(33,941)	(35,033)	(36,020)	(28,558)	(32,852)
Other debt	3,008,580	2,989,995	2,989,995	2,989,995	2,589,995	2,851,679
Total liabilities	3,518,452	3,266,367	3,216,875	3,218,256	3,363,272	3,264,168
Equity:
Common stock and additional paid-in- capital	3,597,916	3,505,266	3,497,055	3,492,333	3,487,902	3,479,755
Preferred stock at par value	148	148	148	148	148	148
Treasury stock	(146,906)	(130,728)	(129,801)	(129,048)	(128,707)	(121,591)
Accumulated other comprehensive income	8,397	12,085	19,246	17,497	16,481	12,483
Distributions in excess of net income	(546,776)	(521,748)	(489,453)	(494,962)	(500,230)	(443,470)
Total equity	2,912,779	2,865,023	2,897,195	2,885,968	2,875,594	2,927,325
Total liabilities and equity	$6,431,231	$6,131,390	$6,114,070	$6,104,224	$6,238,866	$6,191,493

(1) Includes related accrued interest receivable.

Q1 2019 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017
Rental revenue:
Entertainment	$80,513	$76,742	$75,552	$74,640	$74,848	$74,383
Recreation	40,529	38,732	36,215	34,443	33,432	33,909
Education	26,707	27,757	26,851	25,649	22,385	12,862
Other	2,974	2,284	2,287	2,287	2,259	2,292
Mortgage and other financing income:
Entertainment	56	4,457	612	2,100	802	981
Recreation	9,312	8,277	29,678	57,540	13,705	13,590
Education	4,107	7,803	4,849	5,562	6,907	9,106
Other income	344	435	365	646	630	577
Total revenue	$164,542	$166,487	$176,409	$202,867	$154,968	$147,700

Property operating expense	15,793	8,890	6,968	7,334	7,564	12,891
Other expense	—	325	118	—	—	242
General and administrative expense	12,130	12,165	11,424	12,976	12,324	9,596
Severance expense	—	5,938	—	—	—	—
Litigation settlement expense	—	—	—	2,090	—	—
Costs associated with loan refinancing or payoff	—	—	—	15	31,943	58
Interest expense, net	33,826	33,515	33,576	34,079	34,337	35,271
Transaction costs	5,123	1,583	1,101	405	609	135
Impairment charges	—	10,735	—	16,548	—	—
Depreciation and amortization	39,743	39,541	38,623	37,582	37,684	37,027
Income before equity in income in joint ventures and other items	57,927	53,795	84,599	91,838	30,507	52,480
Equity in income (loss) from joint ventures	489	(5)	20	(88)	51	(14)
Gain on sale of real estate	6,328	349	2,215	473	—	13,480
Gain on sale of investment in direct financing leases	—	—	5,514	—	—	—
Income tax benefit (expense)	605	(108)	(515)	(642)	(1,020)	(383)
Net income	65,349	54,031	91,833	91,581	29,538	65,563
Preferred dividend requirements	(6,034)	(6,034)	(6,036)	(6,036)	(6,036)	(6,438)
Preferred share redemption costs	—	—	—	—	—	(4,457)
Net income available to common shareholders of EPR Properties	$59,315	$47,997	$85,797	$85,545	$23,502	$54,668

Q1 2019 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017
Net income available to common shareholders of EPR Properties	$59,315	$47,997	$85,797	$85,545	$23,502	$54,668
Gain on sale of real estate	(6,328)	(349)	(2,215)	(473)	—	(13,480)
Gain on sale of investment in direct financing leases	—	—	(5,514)	—	—	—
Impairment charges	—	10,735	—	16,548	—	—
Real estate depreciation and amortization	39,514	39,297	38,388	37,359	37,464	36,797
Allocated share of joint venture depreciation	555	56	54	58	58	55
FFO available to common shareholders of EPR Properties	$93,056	$97,736	$116,510	$139,037	$61,024	$78,040

FFO available to common shareholders of EPR Properties	$93,056	$97,736	$116,510	$139,037	$61,024	$78,040
Add: Preferred dividends for Series C preferred shares	1,939	1,939	1,940	1,940	—	1,940
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	—	—	1,940
Diluted FFO available to common shareholders of EPR Properties	$96,934	$101,614	$120,389	$140,977	$61,024	$81,920

FUNDS FROM OPERATIONS AS ADJUSTED (1):
FFO available to common shareholders of EPR Properties	$93,056	$97,736	$116,510	$139,037	$61,024	$78,040
Costs associated with loan refinancing or payoff	—	—	—	15	31,943	58
Transaction costs	5,123	1,583	1,101	405	609	135
Severance expense	—	5,938	—	—	—	—
Litigation settlement expense	—	—	—	2,090	—	—
Preferred share redemption costs	—	—	—	—	—	4,457
Termination fee included in gain on sale	5,001	—	1,864	—	—	13,275
Deferred income tax (benefit) expense	(609)	(182)	92	235	428	(99)
FFO as adjusted available to common shareholders of EPR Properties	$102,571	$105,075	$119,567	$141,782	$94,004	$95,866

FFO as adjusted available to common shareholders of EPR Properties	$102,571	$105,075	$119,567	$141,782	$94,004	$95,866
Add: Preferred dividends for Series C preferred shares	1,939	1,939	1,940	1,940	1,940	1,940
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	1,939	1,940
Diluted FFO as adjusted available to common shareholders of EPR Properties	$106,449	$108,953	$123,446	$145,661	$97,883	$99,746
FFO per common share:
Basic	$1.25	$1.31	$1.57	$1.87	$0.82	$1.06
Diluted	1.23	1.30	1.54	1.84	0.82	1.06
FFO as adjusted per common share:
Basic	$1.37	$1.41	$1.61	$1.91	$1.27	$1.30
Diluted	1.36	1.39	1.58	1.87	1.26	1.29
Shares used for computation (in thousands):
Basic	74,679	74,343	74,345	74,329	74,146	73,774
Diluted	74,725	74,402	74,404	74,365	74,180	73,832
Effect of dilutive Series C preferred shares	2,145	2,133	2,122	2,110	2,098	2,083
Adjusted weighted-average shares outstanding-diluted Series C	76,870	76,535	76,526	76,475	76,278	75,915
Effect of dilutive Series E preferred shares	1,622	1,615	1,610	1,604	1,598	1,592
Adjusted weighted-average shares outstanding-diluted Series C and Series E	78,492	78,150	78,136	78,079	77,876	77,507
(1) See pages 29 through 31 for definitions.

Q1 2019 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017

FFO available to common shareholders of EPR Properties	$93,056	$97,736	$116,510	$139,037	$61,024	$78,040
Adjustments:
Costs associated with loan refinancing or payoff	—	—	—	15	31,943	58
Transaction costs	5,123	1,583	1,101	405	609	135
Severance expense	—	5,938	—	—	—	—
Litigation settlement expense	—	—	—	2,090	—	—
Preferred share redemption costs	—	—	—	—	—	4,457
Termination fees included in gain on sale	5,001	—	1,864	—	—	13,275
Deferred income tax (benefit) expense	(609)	(182)	92	235	428	(99)
Non-real estate depreciation and amortization	229	244	235	223	220	230
Deferred financing fees amortization	1,502	1,490	1,470	1,439	1,398	1,588
Share-based compensation expense to management and trustees	3,280	3,816	3,687	3,817	3,791	3,576
Amortization of above/below market leases, net and tenant allowances	(59)	(54)	(55)	(55)	(417)	(66)
Maintenance capital expenditures (2)	(297)	(336)	(540)	(527)	(698)	(1,207)
Straight-lined rental revenue	(2,414)	(3,216)	(3,079)	(2,060)	(1,874)	7,085
Non-cash portion of mortgage and other financing income	(1,014)	(784)	(819)	(784)	(656)	(719)
AFFO available to common shareholders of EPR Properties	$103,798	$106,235	$120,466	$143,835	$95,768	$106,353

AFFO available to common shareholders of EPR Properties	$103,798	$106,235	$120,466	$143,835	$95,768	$106,353
Add: Preferred dividends for Series C preferred shares	1,939	1,939	1,940	1,940	1,940	1,940
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	1,939	1,940
Diluted AFFO available to common shareholders of EPR Properties	$107,676	$110,113	$124,345	$147,714	$99,647	$110,233

Weighted average diluted shares outstanding (in thousands)	74,725	74,402	74,404	74,365	74,180	73,832
Effect of dilutive Series C preferred shares	2,145	2,133	2,122	2,110	2,098	2,083
Effect of dilutive Series E preferred shares	1,622	1,615	1,610	1,604	1,598	1,592
Adjusted weighted-average shares outstanding-diluted	78,492	78,150	78,136	78,079	77,876	77,507

AFFO per diluted common share	$1.37	$1.41	$1.59	$1.89	$1.28	$1.42

Dividends declared per common share	$1.125	$1.080	$1.080	$1.080	$1.080	$1.020

AFFO payout ratio (3)	82%	77%	68%	57%	84%	72%

(1) See pages 29 through 31 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q1 2019 Supplemental	Page 10

CAPITAL STRUCTURE AS OF MARCH 31, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (2)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2019	$—	$—	$—	$—	—%
2020	—	—	—	—	—%
2021	—	—	—	—	—%
2022	—	70,000	350,000	420,000	5.37%
2023	400,000	—	275,000	675,000	3.81%
2024	—	—	148,000	148,000	4.35%
2025	—	—	300,000	300,000	4.50%
2026	—	—	642,000	642,000	4.69%
2027	—	—	450,000	450,000	4.50%
2028	—	—	400,000	400,000	4.95%
2029	—	—	—	—	—%
Thereafter	43,580	—	—	43,580	3.10%
Less: deferred financing costs, net	—	—	—	(32,838)	—%
	$443,580	$70,000	$2,565,000	$3,045,742	4.54%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate secured debt		$—	—%	—
Fixed rate unsecured debt (1)		2,915,000	4.60%	6.35
Variable rate secured debt		43,580	3.10%	28.50
Variable rate unsecured debt		120,000	3.53%	3.32
Less: deferred financing costs, net		(32,838)	—%	—
Total		$3,045,742	4.54%	6.54

(1) Includes $350 million of term loan that has been fixed through interest rate swaps through February 7, 2022. Subsequent to March 31, 2019, the Company entered into an interest rate swap agreement to fix the remaining $50.0 million of term loan borrowings through February 7, 2022.

(2) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 3/31/2019	MATURITY	AT 3/31/2019

	$1,000,000	$70,000	February 27, 2022	3.49%

Note: This facility has a seven-month extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature pursuant to which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.4 billion to $2.4 billion, in each case, subject to certain terms and conditions.

Q1 2019 Supplemental	Page 11

CAPITAL STRUCTURE AS OF MARCH 31, 2019 AND DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	March 31, 2019	December 31, 2018

Unsecured revolving variable rate credit facility, LIBOR + 1.00%, due February 27, 2022	70,000	30,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Unsecured term loan payable, LIBOR + 1.10%, $350,000 fixed at 2.71% through April 5, 2019 and 3.15% from April 6, 2019 to February 7, 2022, due February 27, 2023	400,000	400,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	400,000
Bonds payable, variable rate, due August 1, 2047	24,995	24,995
Bonds payable, variable rate, due December 22, 2047	18,585	—
Less: deferred financing costs, net	(32,838)	(33,941)
Total debt	$3,045,742	$2,986,054

Q1 2019 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF MARCH 31, 2019

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company has outstanding public senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 4.95%, 5.25% and 5.75%. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 4.95%, 5.25% and 5.75% public senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of March 31, 2019 and December 31, 2018 are:

		Actual	Actual
NOTE COVENANTS	Required	1st Quarter 2019 (1)	4th Quarter 2018 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	42%	44%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	—%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.8x	4.1x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	224%	222%

(1) See page 14 for detailed calculations.

Q1 2019 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	March 31, 2019				TOTAL DEBT:				March 31, 2019
Total Assets per balance sheet	$6,431,231				Secured debt obligations				$43,580
Add: accumulated depreciation	920,409				Unsecured debt obligations:
Less: intangible assets, net	(41,487)				Unsecured debt				3,035,000
Total Assets	$7,310,153				Outstanding letters of credit				—
					Guarantees				—
					Derivatives at fair market value, net, if liability				—
					Total unsecured debt obligations:				3,035,000
TOTAL UNENCUMBERED ASSETS:	March 31, 2019				Total Debt				$3,078,580
Unencumbered real estate assets, gross	$6,457,890
Cash and cash equivalents	11,116
Land held for development	28,080
Property under development	315,237
Total Unencumbered Assets	$6,812,323

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	1ST QUARTER 2019		4TH QUARTER 2018		3RD QUARTER 2018		2ND QUARTER 2018		TRAILING TWELVE MONTHS
Adjusted EBITDA per bond documents	$136,619	(1)	$145,107	(1)	$157,899	(1)	$182,557	(1)	$622,182
Less: straight-line rental revenue	(2,414)		(3,216)		(3,079)		(2,060)		(10,769)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$134,205		$141,891		$154,820		$180,497		$611,413

ANNUAL DEBT SERVICE:
Interest expense, gross	$37,138		$36,304		$36,360		$36,468		$146,270
Less: deferred financing fees amortization	(1,502)		(1,490)		(1,470)		(1,439)		(5,901)
ANNUAL DEBT SERVICE	$35,636		$34,814		$34,890		$35,029		$140,369

DEBT SERVICE COVERAGE	3.8		4.1		4.4		5.2		4.4

(1) Includes prepayment fees.

Q1 2019 Supplemental	Page 14

CAPITAL STRUCTURE AS OF MARCH 31, 2019
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY

SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT MARCH 31, 2019	LIQUIDIATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT MARCH 31, 2019	CONVERSION PRICE AT MARCH 31, 2019

Common shares	75,483,279	$76.90	N/A	(1)	N/A	N/A	N/A
Series C	5,394,050	$31.44	$134,851	5.750%	Y	0.3977	$62.86
Series E	3,447,381	$37.89	$86,185	9.000%	Y	0.4704	$53.15
Series G	6,000,000	$23.78	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at March 31, 2019 multiplied by closing price at March 31, 2019				$5,804,664
Aggregate liquidation value of Series C preferred shares (2)				134,851
Aggregate liquidation value of Series E preferred shares (2)				86,185
Aggregate liquidation value of Series G preferred shares (2)				150,000
Net debt at March 31, 2019 (3)				3,067,464
Total consolidated market capitalization				$9,243,164

(1) Total monthly dividends declared in the first quarter of 2019 were $1.125 per share.
(2) Excludes accrued unpaid dividends at March 31, 2019.
(3) See pages 29 through 31 for definitions.

Q1 2019 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017
Net debt to total market capitalization	33%	37%	35%	37%	41%	37%

Net debt to gross assets	42%	43%	42%	44%	45%	44%

Net debt/Adjusted EBITDA (1)(2)	5.7	5.5	5.3	5.6	5.8	5.4

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.4	5.4	5.3	5.5	5.6	5.4

Interest coverage ratio (5)	3.7	3.8	3.8	3.7	3.7	3.6

Fixed charge coverage ratio (5)	3.2	3.3	3.3	3.2	3.2	3.1

Debt service coverage ratio (5)	3.7	3.8	3.8	3.7	3.7	3.6

FFO payout ratio (6)	91%	83%	70%	59%	132%	96%

FFO as adjusted payout ratio (7)	83%	78%	68%	58%	86%	79%

AFFO payout ratio (8)	82%	77%	68%	57%	84%	72%

(1) See pages 29 through 31 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See calculation on page 38.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 29 through 31 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 38 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 29 through 31 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q1 2019 Supplemental	Page 16

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017
Net income	$65,349	$54,031	$91,833	$91,581	$29,538	$65,563
Impairment charges	—	10,735	—	16,548	—	—
Transaction costs	5,123	1,583	1,101	405	609	135
Interest expense, gross	37,138	36,304	36,360	36,468	36,646	37,360
Severance expense	—	5,938	—	—	—	—
Litigation settlement expense	—	—	—	2,090	—	—
Depreciation and amortization	39,743	39,541	38,623	37,582	37,684	37,027
Share-based compensation expense
to management and trustees	3,280	3,816	3,687	3,817	3,791	3,576
Costs associated with loan refinancing or payoff	—	—	—	15	31,943	58
Interest cost capitalized	(3,137)	(2,669)	(2,697)	(2,294)	(2,244)	(2,046)
Straight-line rental revenue	(2,414)	(3,216)	(3,079)	(2,060)	(1,874)	7,085
Gain on sale of real estate	(6,328)	(349)	(2,215)	(473)	—	(13,480)
Gain on sale of investment in direct financing leases	—	—	(5,514)	—	—	—
Prepayment fees	(900)	(7,391)	(20,026)	(47,293)	—	(834)
Deferred income tax (benefit) expense	(609)	(182)	92	235	428	(99)
Interest coverage amount	$137,245	$138,141	$138,165	$136,621	$136,521	$134,345

Interest expense, net	$33,826	$33,515	$33,576	$34,079	$34,337	$35,271
Interest income	175	120	87	95	65	43
Interest cost capitalized	3,137	2,669	2,697	2,294	2,244	2,046
Interest expense, gross	$37,138	$36,304	$36,360	$36,468	$36,646	$37,360

Interest coverage ratio	3.7	3.8	3.8	3.7	3.7	3.6

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$137,245	$138,141	$138,165	$136,621	$136,521	$134,345

Interest expense, gross	$37,138	$36,304	$36,360	$36,468	$36,646	$37,360
Preferred share dividends	6,034	6,034	6,036	6,036	6,036	6,438
Fixed charges	$43,172	$42,338	$42,396	$42,504	$42,682	$43,798

Fixed charge coverage ratio	3.2	3.3	3.3	3.2	3.2	3.1

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$137,245	$138,141	$138,165	$136,621	$136,521	$134,345
Interest expense, gross	$37,138	$36,304	$36,360	$36,468	$36,646	$37,360
Recurring principal payments	—	—	—	—	—	197
Debt service	$37,138	$36,304	$36,360	$36,468	$36,646	$37,557

Debt service coverage ratio	3.7	3.8	3.8	3.7	3.7	3.6
(1) See pages 29 through 31 for definitions. See Appendix on pages 32 through 39 for reconciliations of certain non-GAAP financial measures.

Q1 2019 Supplemental	Page 17

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
SUMMARY OF MORTGAGE NOTES RECEIVABLE	OPERATING SEGMENT	MARCH 31, 2019	DECEMBER 31, 2018
Mortgage notes, 7.00% and 10.00%, due May 1, 2019 (1)	Recreation	186,369	179,846
Mortgage note, 7.00%, due December 20, 2021	Education	53,647	54,535
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,803	5,803
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,977	10,977
Mortgage note, 11.31%, due June 1, 2033	Recreation	11,850	11,934
Mortgage note and related accrued interest receivable, 8.71% to 9.38%, due June 30, 2034	Education	8,866	8,835
Mortgage note and related accrued interest receivable, 10.0%, due August 31, 2034	Education	16,181	15,652
Mortgage note, 11.43%, due December 1, 2034	Recreation	51,050	51,050
Mortgage notes, 10.59%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 11.04%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.43%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 10.14%, due July 31, 2036	Education	6,402	6,383
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,068	18,068
Mortgage note and related accrued interest receivable, 9.95%, due December 31, 2036	Education	9,839	9,839
Mortgage note, 8.67%, due April 30, 2037	Education	4,995	4,952
Mortgage note, 8.93%, due June 30, 2037	Education	4,178	4,165
Mortgage note, 8.67%, due July 31, 2037	Education	4,206	4,236
Mortgage note, 8.75%, due August 31, 2037	Education	26,460	23,718
Mortgage note and related accrued interest receivable, 9.02%, due September 30, 2037	Education	14,393	14,325
Mortgage note and related accrued interest receivable, 7.85%, due January 31, 2038	Recreation	10,360	10,360
Mortgage note and related accrued interest receivable, 7.50%, due August 30, 2038	Education	3,366	2,172
Total mortgage notes and related accrued interest receivable		$527,627	$517,467

(1) Anticipate payment in full on this mortgage note during the second quarter of 2019.

Q1 2019 Supplemental	Page 18

CAPITAL SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
2019 CAPITAL SPENDING	LOCATION	OPERATING SEGMENT	CAPITAL SPENDING THREE MONTHS ENDED MARCH 31, 2019
Development and redevelopment of megaplex theatres	various	Entertainment	$21,776
Acquisition of megaplex theatres	various	Entertainment	93,310
Development of other entertainment and retail properties	various	Entertainment	2,809
Development of Topgolf golf entertainment facilities	various	Recreation	10,700
Additions to mortgage note and notes receivable for attractions	various	Recreation	61
Investment in unconsolidated real estate joint venture owning two recreation anchored lodging properties	St. Petersburg, FL	Recreation	1,105
Development and redevelopment of recreation properties	various	Recreation	410
Investment in waterpark hotel for the Resorts World Catskills project	Sullivan County, NY	Recreation	31,911
Development of public charter school properties	various	Education	7,363
Development of early childhood education centers	various	Education	455
Investment in mortgage notes receivable for public charter schools	various	Education	4,474
Development of private school properties	various	Education	27
Investment in the Resorts World Catskills project	Sullivan County, NY	Other	193
Total investment spending			$174,594
Maintenance and other capital spending, net	various	n/a	6,803
Total capital spending			$181,397

2019 DISPOSITIONS	LOCATION	OPERATING SEGMENT	NET PROCEEDS THREE MONTHS ENDED MARCH 31, 2019
Sale of attraction property	Palm Springs, CA	Recreation	$3,992
Sale of public charter schools	various	Education	27,252
Sale of excess land	Columbus, OH	Education	752
Sale of undeveloped land	various	Education	5,668
Total dispositions			$37,664

Q1 2019 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT MARCH 31, 2019 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	MARCH 31, 2019		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	2ND QUARTER 2019	3RD QUARTER 2019	4TH QUARTER 2019	1ST QUARTER 2020	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Entertainment	$15,238	5	$6,468	$3,508	$3,508	$2,434	$—	$31,156	100%
Recreation (3) (4)	269,124	5	18,200	16,000	5,200	1,203	—	309,727	100%
Education	19,136	5	10,400	8,300	3,700	1,221	—	42,757	100%
Total Build-to-Suit	303,498	15	$35,068	$27,808	$12,408	$4,858	$—	$383,640
Non Build-to-Suit Development	11,739
Total Property Under Development	$315,237
		MARCH 31, 2019	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	2ND QUARTER 2019	3RD QUARTER 2019	4TH QUARTER 2019	1ST QUARTER 2020	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 1ST QUARTER 2019
Entertainment		5	$6,719	$9,237	$—	$15,200	$—	$31,156	$11,613
Recreation		5	279,053	30,674	—	—	—	309,727	—
Education		5	19,924	22,833	—	—	—	42,757	2,842
Total Build-to-Suit		15	$305,696	$62,744	$—	$15,200	$—	$383,640	$14,455

	MARCH 31, 2019		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	2ND QUARTER 2019	3RD QUARTER 2019	4TH QUARTER 2019	1ST QUARTER 2020	THEREAFTER	TOTAL EXPECTED COSTS (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Recreation	—	—	—	—	—	—	—	—
Education	29,827	2	1,900	1,500	—	—	—	33,227
Total Build-to-Suit Mortgage Notes	29,827	2	$1,900	$1,500	$—	$—	$—	$33,227
Non Build-to-Suit Mortgage Notes	497,800
Total Mortgage Notes Receivable	$527,627

(1) This schedule includes only those properties for which the Company has commenced construction as of March 31, 2019.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Resorts World Catskills.
(4) Recreation excludes property under development related to the Company's two unconsolidated real estate joint ventures that own recreation anchored lodging properties in St. Petersburg, Florida. The Company's spending estimates for this are estimated at $5.0 million for the remainder of 2019 and $9.6 million for 2020.

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q1 2019 Supplemental	Page 20

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED MARCH 31, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$80,513	$40,529	$26,707	$2,974	$150,723	$—	$150,723
Other income	10	61	—	—	71	273	344
Mortgage and other financing income	56	9,312	4,107	—	13,475	—	13,475
Total revenue	80,579	49,902	30,814	2,974	164,269	273	164,542

Property operating expense	(10,625)	(2,734)	(1,112)	(1,089)	(15,560)	(233)	(15,793)
Total investment expenses	(10,625)	(2,734)	(1,112)	(1,089)	(15,560)	(233)	(15,793)
General and administrative expense	—	—	—	—	—	(12,130)	(12,130)
Prepayment fees	—	(900)	—	—	(900)	—	(900)
Adjusted EBITDA (1)	$69,954	$46,268	$29,702	$1,885	$147,809	$(12,090)	$135,719
	48%	31%	20%	1%	100%

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(33,826)	(33,826)
Transaction costs						(5,123)	(5,123)
Depreciation and amortization						(39,743)	(39,743)
Equity in income from joint ventures						489	489
Gain on sale of real estate						6,328	6,328
Income tax benefit						605	605
Prepayment fees						900	900
Net income							65,349
Preferred dividend requirements						(6,034)	(6,034)
Net income available to common shareholders of EPR Properties							$59,315

(1) See pages 29 through 31 for definitions.

Q1 2019 Supplemental	Page 21

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED MARCH 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$74,848	$33,432	$22,385	$2,259	$132,924	$—	$132,924
Other income	—	62	—	—	62	568	630
Mortgage and other financing income	802	13,705	6,907	—	21,414	—	21,414
Total revenue	75,650	47,199	29,292	2,259	154,400	568	154,968

Property operating expense	(6,229)	(33)	(829)	(314)	(7,405)	(159)	(7,564)
Total investment expenses	(6,229)	(33)	(829)	(314)	(7,405)	(159)	(7,564)
General and administrative expense	—	—	—	—	—	(12,324)	(12,324)
Adjusted EBITDA (1)	$69,421	$47,166	$28,463	$1,945	$146,995	$(11,915)	$135,080
	47%	32%	20%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(31,943)	(31,943)
Interest expense, net						(34,337)	(34,337)
Transaction costs						(609)	(609)
Depreciation and amortization						(37,684)	(37,684)
Equity in income from joint ventures						51	51
Income tax expense						(1,020)	(1,020)
Net income							29,538
Preferred dividend requirements						(6,036)	(6,036)
Net income available to common shareholders of EPR Properties							$23,502

(1) See pages 29 through 31 for definitions.

Q1 2019 Supplemental	Page 22

TOTAL INVESTMENT BY SEGMENT
AS OF MARCH 31, 2019 AND DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	As of March 31, 2019
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,329,843	$1,482,377	$1,085,534	$174,544	$5,072,298
Add back accumulated depreciation on rental properties	689,144	127,694	103,425	146	920,409
Land held for development	4,457	—	3,455	20,168	28,080
Property under development	26,200	269,123	19,914	—	315,237
Mortgage notes and related accrued interest receivable, net	—	375,094	152,533	—	527,627
Investment in direct financing leases, net	—	—	20,616	—	20,616
Investment in joint ventures	4,844	30,344	—	—	35,188
Intangible assets, gross (1)	28,874	21,310	1,230	—	51,414
Notes receivable and related accrued interest receivable, net (1)	1,986	3,530	—	—	5,516
Total investments (2)	$3,085,348	$2,309,472	$1,386,707	$194,858	$6,976,385
% of total investments	44%	33%	20%	3%	100%

	As of December 31, 2018
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,238,831	$1,497,759	$1,112,790	$174,677	$5,024,057
Add back accumulated depreciation on rental properties	670,193	116,341	96,603	37	883,174
Land held for development	4,457	—	9,552	20,168	34,177
Property under development	20,031	249,911	17,604	—	287,546
Mortgage notes and related accrued interest receivable, net	—	368,655	148,812	—	517,467
Investment in direct financing leases, net	—	—	20,558	—	20,558
Investment in joint ventures	4,962	29,524	—	—	34,486
Intangible assets, gross (1)	28,874	21,310	1,230	—	51,414
Notes receivable and related accrued interest receivable, net (1)	1,976	3,469	—	—	5,445
Total investments (2)	$2,969,324	$2,286,969	$1,407,149	$194,882	$6,858,324
% of total investments	43%	33%	21%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of March 31, 2019 in the Company's Quarterly Report on Form 10-Q and December 31, 2018 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	3/31/2019	12/31/2018
Intangible assets, gross	$51,414	$51,414
Less: accumulated amortization on intangible assets	(9,927)	(8,923)
Notes receivable and related accrued interest receivable, net	5,516	5,445
Prepaid expenses and other current assets	40,455	48,287
Total other assets	$87,458	$96,223

(2) See pages 29 through 31 for definitions.

Q1 2019 Supplemental	Page 23

LEASE EXPIRATIONS
AS OF MARCH 31, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)
	MEGAPLEX THEATRES			RECREATION PORTFOLIO			EDUCATION PORTFOLIO
YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED MARCH 31, 2019 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED MARCH 31, 2019 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	FINANCING INCOME/RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED MARCH 31, 2019 (1)	% OF TOTAL REVENUE
2019	3	$6,511	1%	—	$—	—%	22	$11,748	2%
2020	2	3,390	1%	—	—	—%	—	—	—%
2021	9	11,870	2%	—	—	—%	—	—	—%
2022	10	20,942	3%	—	—	—%	—	—	—%
2023	9	21,666	3%	—	—	—%	—	—	—%
2024	14	28,224	4%	—	—	—%	1	722	—%
2025	4	8,924	1%	1	1,888	—%	—	—	—%
2026	8	16,380	2%	1	5,062	1%	—	—	—%
2027	16	22,256	3%	2	17,756	2%	6	4,506	1%
2028	14	28,029	4%	—	—	—%	1	79	—%
2029	10	12,491	2%	2	3,849	1%	—	—	—%
2030	18	23,984	4%	—	—	—%	—	—	—%
2031	14	22,877	3%	—	—	—%	10	3,986	—%
2032	7	6,650	1%	5	6,484	1%	6	7,410	1%
2033	9	7,890	1%	2	3,854	1%	5	4,331	1%
2034	7	4,071	1%	7	11,970	2%	10	23,139	3%
2035	2	2,296	—%	13	41,701	6%	8	8,904	1%
2036	2	2,458	—%	5	10,625	1%	10	15,605	2%
2037	3	7,726	1%	14	35,266	5%	9	5,605	1%
2038	2	2,972	—%	7	9,815	1%	8	5,651	1%
Thereafter	—	—	—%	2	1,396	—%	32	14,566	2%
	163	$261,607	37%	61	$149,666	21%	128	$106,252	15%

Note: This schedule relates to owned megaplex theatres, ski areas, attractions, golf entertainment complexes, public charter schools, early education centers and private schools only, which together represent approximately 73% of total revenue for the trailing twelve months ended March 31, 2019. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Rental revenue for the trailing twelve months ended March 31, 2019 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized during the three months ended March 31, 2019 in accordance with Accounting Standards Update (ASU) No. 2016-02 Leases (Topic 842).

Q1 2019 Supplemental	Page 24

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

			PERCENTAGE OF TOTAL REVENUE (1)
			FOR THE THREE MONTHS ENDED
	CUSTOMERS	ASSET TYPE	MARCH 31, 2019

1.	AMC Theatres	Entertainment	18.6%
2.	Topgolf	Recreation	11.3%
3.	Regal Entertainment Group	Entertainment	9.5%
4.	Cinemark	Entertainment	5.9%
5.	Camelback Resort	Recreation	3.6%
6.	Basis Independent Schools	Education	3.5%
7.	Premier Parks	Recreation	2.6%
8.	VSS Southern	Entertainment	2.6%
9.	Six Flags	Recreation	2.4%
10.	Endeavor Schools	Education	2.3%

	Total		62.3%

(1) Rental revenue for the three months ended March 31, 2019 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized in accordance with Topic 842.

Q1 2019 Supplemental	Page 25

NET ASSET VALUE (NAV) COMPONENTS
AS OF MARCH 31, 2019
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
ANNUALIZED CASH NET OPERATING INCOME (NOI) RUN RATE (FOR NAV CALCULATIONS) (1)
	OWNED	FINANCED	TOTAL
Megaplex	$238,184	$240	$238,424
ERC's/Retail	39,668	—	39,668
Other Entertainment	11,876	—	11,876
ENTERTAINMENT	289,728	240	289,968
Ski Areas	24,796	12,072	36,868
Attractions	55,228	14,744	69,972
Golf Entertainment Complexes	63,780	4,912	68,692
Other Recreation	8,792	2,116	10,908
RECREATION	152,596	33,844	186,440
Public Charter Schools	39,856	11,792	51,648
Early Childhood Education (4)	15,076	—	15,076
Private Schools	28,180	468	28,648
EDUCATION	83,112	12,260	95,372
ANNUALIZED CASH NOI RUN RATE	$525,436	$46,344	$571,780

OTHER NAV COMPONENTS
ASSETS		LIABILITIES
Property under development	$315,237	Long-term debt (5)		$3,078,580
Land held for development	28,080	Series G liquidation value		150,000
Resorts World Catskills land in-service and infrastructure, net	174,544	Accounts payable and accrued liabilities (6)		109,758
Investment in joint ventures	35,188	Preferred dividends payable		6,034
Cash and cash equivalents	11,116	Unearned rents and interest (7)		25,347
Restricted cash	11,166
Accounts receivable (2)	12,774
Other assets (3)	24,198
Rental properties, net, related to CLA (4)	243,535
SHARES
Common shares outstanding	75,483
Effect of dilutive securities - share options	46
Effect of dilutive Series C preferred shares	2,145
Effect of dilutive Series E preferred shares	1,622
Diluted shares outstanding	79,296
(1) See pages 29 through 31 for definitions and see Appendix on pages 32 through 39 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended March 31, 2019 and excludes the "Other" segment related to the Resorts World Catskills project in Sullivan County, New York.
(2) Excludes straight-line receivable of $98.4 million.
(3) Excludes deferred tax assets of $11.6 million, deferred financing costs, net of $4.7 million, intangible assets, net of $41.5 million and notes and related accrued interest, net of $5.5 million.
(4) Includes no NOI related to CLA assets. CLA assets are disclosed at carrying value under other NAV components.
(5) Excludes deferred financing costs, net of $32.8 million.
(6) Excludes below market leases, net of $8.0 million.
(7) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $35.3 million and cash paid by tenants during construction of $24.3 million.

Q1 2019 Supplemental	Page 26

ANNUALIZED GAAP NET OPERATING INCOME
AS OF MARCH 31, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED GAAP NET OPERATING INCOME (NOI) RUN RATE (1)
	OWNED	FINANCED	TOTAL
Megaplex	$240,372	$224	$240,596
ERC's/Retail	38,132	—	38,132
Other Entertainment	12,316	—	12,316
ENTERTAINMENT	290,820	224	291,044

Ski Areas	25,104	12,076	37,180
Attractions	55,792	14,552	70,344
Golf Entertainment Complexes	65,616	4,904	70,520
Other Recreation	8,936	2,116	11,052
RECREATION	155,448	33,648	189,096

Public Charter Schools	45,040	14,508	59,548
Early Childhood Education (2)	18,180	196	18,376
Private Schools	31,204	488	31,692
EDUCATION	94,424	15,192	109,616

ANNUALIZED GAAP NOI RUN RATE	$540,692	$49,064	$589,756

(1) See pages 29 through 31 for definitions and see Appendix on pages 32 through 39 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended March 31, 2019 and excludes the "Other" segment related to the Resorts World Catskills project in Sullivan County, New York.
(2) Includes no NOI related to CLA assets.

Q1 2019 Supplemental	Page 27

GUIDANCE
(DOLLARS IN MILLIONS EXCEPT FOR PER SHARE INFORMATION)

MEASURE		2019 GUIDANCE
	YTD ACTUALS	CURRENT			PRIOR
Investment spending	$174.6	$600.0	to	$800.0	$600.0	to	$800.0
Disposition proceeds and mortgage note payoff	$37.7	$300.0	to	$400.0	$100.0	to	$200.0
Prepayment fees - entertainment and recreation properties (1)	$0.9	$0.9			$0.9
Prepayment fees - education properties (1)	$—	$2.0	to	$3.0	$2.0	to	$3.0
Termination fees - education properties (2)	$5.0	$12.0	to	$16.0	$12.0	to	$16.0
Percentage rent and participating interest income	$1.4	$10.5	to	$12.5	$9.5	to	$11.5
General and administrative expense	$12.1	$45.0	to	$47.0	$45.0	to	$47.0

FFO per diluted share	$1.23	$4.91	to	$5.06	$4.87	to	$5.02
FFO as adjusted per diluted share	$1.36	$5.30	to	$5.50	$5.30	to	$5.50

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	YTD ACTUALS	2019 CURRENT GUIDANCE
Net income available to common shareholders of EPR Properties	$0.79	$3.10	to	$3.30
Gain on sale of real estate (2)	(0.08)	(0.29)	to	(0.34)
Real estate depreciation and amortization	0.53	2.11
Allocated share of joint venture depreciation	0.01	0.04
Impact of Series C and Series E Dilution, if applicable	(0.02)	(0.05)
FFO available to common shareholders of EPR Properties	$1.23	$4.91	to	$5.06
Transaction costs	0.07	0.28
Termination fees - education properties (2)	0.07	0.16	to	0.21
Deferred income tax benefit	—	(0.03)
Impact of Series C and Series E Dilution, if applicable	(0.01)	(0.02)
FFO as adjusted available to common shareholders of EPR Properties	$1.36	$5.30	to	$5.50

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.
(1) Prepayment penalties received related to mortgage agreements are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.
(2) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

Q1 2019 Supplemental	Page 28

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income, computed in accordance with GAAP, excluding interest expense (net), income tax expense (benefit), depreciation and amortization, gains and losses from disposition of real estate, impairment losses on real estate, costs (gain) associated with loan refinancing or payoff, gain on early extinguishment of debt and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure as it can help facilitate comparisons of operating performance between periods and with other REITs. EBITDAre does not represent cash flow from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as EBITDAre (defined above) excluding gain on insurance recovery, severance expense, litigation settlement expense, impairment of direct financing lease (allowance for lease loss portion), the provision for loan losses, transaction costs and prepayment fees and which is then multiplied by four to get an annual amount. For the three months and year ended December 31, 2017, Adjusted EBITDA was further adjusted to reflect zero Adjusted EBITDA related to one of our early education tenants, CLA. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and

Q1 2019 Supplemental	Page 29

covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from disposition of real estate and impairment losses on real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO as adjusted is FFO plus costs (gain) associated with loan refinancing or payoff, transaction costs, severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain on insurance

Q1 2019 Supplemental	Page 30

recovery, and deferred income tax benefit (expense); adding non-real estate depreciation and amortization, deferred financing fees amortization, share-based compensation expense to management and trustees and amortization of above market leases, net; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), severance expense, litigation settlement expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in direct financing leases, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Q1 2019 Supplemental	Page 31

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
First Quarter Ended March 31, 2019

Q1 2019 Supplemental	Page 32

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017

Net cash provided by operating activities	$122,384	$83,446	$151,134	$140,784	$108,964	$83,539

Equity in income (loss) from joint ventures	489	(5)	20	(88)	51	(14)
Distributions from joint ventures	(112)	—	—	(451)	(116)	—
Amortization of deferred financing costs	(1,502)	(1,490)	(1,470)	(1,439)	(1,398)	(1,588)
Amortization of above and below market leases, net and tenant allowances	59	54	55	55	417	66
Amortization of operating lease assets and liabilities	(445)	—	—	—	—	—
Increase (decrease) in mortgage notes and related accrued interest receivable	135	(453)	596	1,219	(845)	408
(Decrease) increase in accounts receivable	(14,669)	8,680	7,995	9,222	(3,597)	1,354
Increase in direct financing lease receivable	58	63	99	203	198	205
Increase (decrease) increase in other assets	5,673	(1,662)	(1,272)	163	3,826	(534)
(Increase) decrease in accounts payable and accrued liabilities	(4,684)	6,265	(18,002)	(2,360)	9,118	(9,049)
(Increase) decrease in unearned rents and interest	(5,951)	15,912	(12,649)	1,997	(13,234)	18,258
Straight-line rental revenue	(2,414)	(3,216)	(3,079)	(2,060)	(1,874)	7,085
Interest expense, gross	37,138	36,304	36,360	36,468	36,646	37,360
Interest cost capitalized	(3,137)	(2,669)	(2,697)	(2,294)	(2,244)	(2,046)
Transaction costs	5,123	1,583	1,101	405	609	135
Severance expense (cash portion)	—	2,720	—	—	—	—
Prepayment fees	(900)	(7,391)	(20,026)	(47,293)	—	(834)
Litigation settlement expense	—	—	—	2,090	—	—
Interest coverage amount (1)	$137,245	$138,141	$138,165	$136,621	$136,521	$134,345

Net cash (used) provided by investing activities	$(127,833)	$(104,684)	$46,868	$67,920	$(106,916)	$(67,161)

Net cash provided (used) by financing activities	$9,154	$(56,075)	$(116,130)	$(234,550)	$(20,798)	$6,809

(1) See pages 29 through 31 for definitions.

Q1 2019 Supplemental	Page 33

RECONCILIATION OF QUARTERLY CASH NOI RUN RATE AND QUARTERLY GAAP NOI RUN RATE

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 26 and 27 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 35 through 39 provide reconciliations of these non-GAAP measures with respect to each segment and property type and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 35 through 37.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees, a gain from an insurance claim and a non-recurring revenue recovery.

Q1 2019 Supplemental	Page 34

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - OWNED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED MARCH 31, 2019
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$61,764	$15,080	$3,679	$80,523	$6,057	$14,771	$17,428	$2,334	$40,590	$10,431	$8,107	$8,169	$26,707	$3,247	$151,067
Property operating expense	4,593	5,430	602	10,625	45	1,227	1,424	38	2,734	242	641	229	1,112	1,322	15,793
Total investment expense	4,593	5,430	602	10,625	45	1,227	1,424	38	2,734	242	641	229	1,112	1,322	15,793
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,130)	(12,130)
Prepayment fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$57,171	$9,650	$3,077	$69,898	$6,012	$13,544	$16,004	$2,296	$37,856	$10,189	$7,466	$7,940	$25,595	$(10,205)	$123,144
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,130	12,130
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,925)	(1,925)
NOI	$57,171	$9,650	$3,077	$69,898	$6,012	$13,544	$16,004	$2,296	$37,856	$10,189	$7,466	$7,940	$25,595	$—	$133,349
Quarterly GAAP NOI run rate
NOI	$57,171	$9,650	$3,077	$69,898	$6,012	$13,544	$16,004	$2,296	$37,856	$10,189	$7,466	$7,940	$25,595	$—	$133,349
In-service adjustments (2)	2,587	(225)	—	2,362	7	42	—	—	49	1,071	(2,921)	—	(1,850)	—	561
Percentage rent/participation adjustments (3)	335	118	2	455	257	362	400	—	1,019	—	—	(139)	(139)	—	1,335
Non-recurring adjustments (6)	—	(10)	—	(10)	—	—	—	(62)	(62)	—	—	—	—	—	(72)
Quarterly GAAP NOI run rate	$60,093	$9,533	$3,079	$72,705	$6,276	$13,948	$16,404	$2,234	$38,862	$11,260	$4,545	$7,801	$23,606	$—	$135,173
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$240,372	$38,132	$12,316	$290,820	$25,104	$55,792	$65,616	$8,936	$155,448	$45,040	$18,180	$31,204	$94,424	$—	$540,692
Quarterly cash NOI run rate
NOI	$57,171	$9,650	$3,077	$69,898	$6,012	$13,544	$16,004	$2,296	$37,856	$10,189	$7,466	$7,940	$25,595	$—	$133,349
In-service adjustments (4)	2,336	—	—	2,336	7	42	—	—	49	(11)	(2,885)	—	(2,896)	—	(511)
Percentage rent/participation adjustments (3)	335	118	2	455	257	362	400	—	1,019	—	—	(139)	(139)	—	1,335
Non-recurring adjustments (6)	—	(10)	—	(10)	—	—	—	(62)	(62)	—	—	—	—	—	(72)
Non-cash revenue	(296)	159	(110)	(247)	(77)	(141)	(459)	(36)	(713)	(214)	(812)	(756)	(1,782)	—	(2,742)
Quarterly cash NOI run rate	59,546	9,917	2,969	72,432	6,199	13,807	15,945	2,198	38,149	9,964	3,769	7,045	20,778	—	131,359
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$238,184	$39,668	$11,876	$289,728	$24,796	$55,228	$63,780	$8,792	$152,596	$39,856	$15,076	$28,180	$83,112	$—	$525,436

Q1 2019 Supplemental	Page 35

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - FINANCED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED MARCH 31, 2019

	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$56	$—	$—	$56	$3,919	$3,638	$1,226	$529	$9,312	$3,584	$49	$474	$4,107	$—	$13,475
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepayment fee	—	—	—	—	(900)	—	—	—	(900)	—	—	—	—	—	(900)
Adjusted EBITDA	$56	$—	$—	$56	$3,019	$3,638	$1,226	$529	$8,412	$3,584	$49	$474	$4,107	$—	$12,575
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NOI	$56	$—	$—	$56	$3,019	$3,638	$1,226	$529	$8,412	$3,584	$49	$474	$4,107	$—	$12,575

Quarterly GAAP NOI run rate
NOI	$56	$—	$—	$56	$3,019	$3,638	$1,226	$529	$8,412	$3,584	$49	$474	$4,107	$—	$12,575
In-service adjustments (5)	—	—	—	—	—	—	—	—	—	43	—	(352)	(309)	—	(309)
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$56	$—	$—	$56	$3,019	$3,638	$1,226	$529	$8,412	$3,627	$49	$122	$3,798	$—	$12,266
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$224	$—	$—	$224	$12,076	$14,552	$4,904	$2,116	$33,648	$14,508	$196	$488	$15,192	$—	$49,064
Quarterly cash NOI run rate
NOI	$56	$—	$—	$56	$3,019	$3,638	$1,226	$529	$8,412	$3,584	$49	$474	$4,107	$—	$12,575
In-service adjustments (5)	—	—	—	—	—	—	—	—	—	29	—	(306)	(277)	—	(277)
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	4	—	—	4	(1)	48	2	—	49	(665)	(49)	(51)	(765)	—	(712)
Quarterly cash NOI run rate	60	—	—	60	3,018	3,686	1,228	529	8,461	2,948	—	117	3,065	—	11,586
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$240	$—	$—	$240	$12,072	$14,744	$4,912	$2,116	$33,844	$11,792	$—	$468	$12,260	$—	$46,344

Q1 2019 Supplemental	Page 36

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - TOTAL - OWNED AND FINANCED PROPERTIES (FOR NAV CALCULATIONS) - SUM OF PAGES 35 AND 36
FOR THE THREE MONTHS ENDED MARCH 31, 2019
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$61,820	$15,080	$3,679	$80,579	$9,976	$18,409	$18,654	$2,863	$49,902	$14,015	$8,156	$8,643	$30,814	$3,247	$164,542
Property operating expense	4,593	5,430	602	10,625	45	1,227	1,424	38	2,734	242	641	229	1,112	1,322	15,793
Total investment expense	4,593	5,430	602	10,625	45	1,227	1,424	38	2,734	242	641	229	1,112	1,322	15,793
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,130)	(12,130)
Prepayment fee	—	—	—	—	(900)	—	—	—	(900)	—	—	—	—	—	(900)
Adjusted EBITDA	$57,227	$9,650	$3,077	$69,954	$9,031	$17,182	$17,230	$2,825	$46,268	$13,773	$7,515	$8,414	$29,702	$(10,205)	$135,719
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,130	12,130
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,925)	(1,925)
NOI	$57,227	$9,650	$3,077	$69,954	$9,031	$17,182	$17,230	$2,825	$46,268	$13,773	$7,515	$8,414	$29,702	$—	$145,924
Quarterly GAAP NOI run rate
NOI	$57,227	$9,650	$3,077	$69,954	$9,031	$17,182	$17,230	$2,825	$46,268	$13,773	$7,515	$8,414	$29,702	$—	$145,924
In-service adjustments (2) (5)	2,587	(225)	—	2,362	7	42	—	—	49	1,114	(2,921)	(352)	(2,159)	—	252
Percentage rent/participation adjustments (3)	335	118	2	455	257	362	400	—	1,019	—	—	(139)	(139)	—	1,335
Non-recurring adjustments (6)	—	(10)	—	(10)	—	—	—	(62)	(62)	—	—	—	—	—	(72)
Quarterly GAAP NOI run rate	$60,149	$9,533	$3,079	$72,761	$9,295	$17,586	$17,630	$2,763	$47,274	$14,887	$4,594	$7,923	$27,404	$—	$147,439
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$240,596	$38,132	$12,316	$291,044	$37,180	$70,344	$70,520	$11,052	$189,096	$59,548	$18,376	$31,692	$109,616	$—	$589,756
Quarterly cash NOI run rate
NOI	$57,227	$9,650	$3,077	$69,954	$9,031	$17,182	$17,230	$2,825	$46,268	$13,773	$7,515	$8,414	$29,702	$—	$145,924
In-service adjustments (4) (5)	2,336	—	—	2,336	7	42	—	—	49	18	(2,885)	(306)	(3,173)	—	(788)
Percentage rent/participation adjustments (3)	335	118	2	455	257	362	400	—	1,019	—	—	(139)	(139)	—	1,335
Non-recurring adjustments (6)	—	(10)	—	(10)	—	—	—	(62)	(62)	—	—	—	—	—	(72)
Non-cash revenue	(292)	159	(110)	(243)	(78)	(93)	(457)	(36)	(664)	(879)	(861)	(807)	(2,547)	—	(3,454)
Quarterly cash NOI run rate	59,606	9,917	2,969	72,492	9,217	17,493	17,173	2,727	46,610	12,912	3,769	7,162	23,843	—	142,945
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$238,424	$39,668	$11,876	$289,968	$36,868	$69,972	$68,692	$10,908	$186,440	$51,648	$15,076	$28,648	$95,372	$—	$571,780

Q1 2019 Supplemental	Page 37

RECONCILIATION OF EBITDAre, ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDA (3):	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017
Net income	$65,349	$54,031	$91,833	$91,581	$29,538	$65,563
Interest expense, net	33,826	33,515	33,576	34,079	34,337	35,271
Income tax (benefit) expense	(605)	108	515	642	1,020	383
Depreciation and amortization	39,743	39,541	38,623	37,582	37,684	37,027
Gain on sale of real estate	(6,328)	(349)	(2,215)	(473)	—	(13,480)
Gain on sale of investment in direct financing leases	—	—	(5,514)	—	—	—
Impairment charges	—	10,735	—	16,548	—	—
Costs associated with loan refinancing or payoff	—	—	—	15	31,943	58
Equity in (income) loss from joint ventures	(489)	5	(20)	88	(51)	14
EBITDAre (4)	$131,496	$137,586	$156,798	$180,062	$134,471	$124,836
Severance expense	—	5,938	—	—	—	—
Litigation settlement expense	—	—	—	2,090	—	—
Transaction costs	5,123	1,583	1,101	405	609	135
Straight-line rental revenue write-off related to CLA (1)	—	—	—	—	—	9,010
Bad debt expense related to CLA (2)	—	—	—	—	—	6,003
Prepayment fees	(900)	(7,391)	(20,026)	(47,293)	—	(834)
Adjusted EBITDA (for the quarter)	$135,719	$137,716	$137,873	$135,264	$135,080	$139,150

Adjusted EBITDA (4)	$542,876	$550,864	$551,492	$541,056	$540,320	$556,600

ANNUALIZED ADJUSTED EBITDA (3):
Adjusted EBITDA (for the quarter)	$135,719	$137,716	$137,873	$135,264	$135,080	$139,150
Corporate/unallocated and other NOI (5)	(1,925)	(1,530)	(1,899)	(2,079)	(2,354)	(2,045)
In-service adjustments (6)	252	243	(3,645)	(1,785)	910	1,453
Percentage rent/participation adjustments (7)	1,335	(2,339)	(463)	517	973	(973)
Non-recurring adjustments (8)	(72)	(240)	24	(4)	(63)	(2,689)
Annualized Adjusted EBITDA (for the quarter)	$135,309	$133,850	$131,890	$131,913	$134,546	$134,896

Annualized Adjusted EBITDA (9)	$541,236	$535,400	$527,560	$527,652	$538,184	$539,584

See footnotes on following page.

Q1 2019 Supplemental	Page 38

RECONCILIATION OF ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017

(1) Included in rental revenue in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:
Minimum rent	$140,727	$133,258	$131,450	$129,371	$125,712	$123,208
Percentage rent	1,355	5,005	2,654	1,744	1,259	3,108
Straight-line rental revenue	2,414	3,216	3,079	2,060	1,874	1,925
Straight-line rental revenue write-off related to CLA	—	—	—	—	—	(9,010)
Tenant reimbursements	6,134	3,950	3,655	3,758	3,991	4,131
Other rental revenue	93	86	67	86	88	84
Rental revenue	$150,723	$145,515	$140,905	$137,019	$132,924	$123,446

(2) Included in property operating expense in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

Expenses related to the operations of our retail centers and other specialty properties	$15,793	$8,397	$6,663	$6,419	$6,607	$6,649
Bad debt expense	—	493	305	915	957	239
Bad debt expense related to CLA	—	—	—	—	—	6,003
Property operating expense	$15,793	$8,890	$6,968	$7,334	$7,564	$12,891

(3) See pages 29 through 31 for definitions.
(4) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(5) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(6) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(7) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(8) Non-recurring adjustments relate to a gain from an insurance claim and a non-recurring revenue recovery.
(9) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

Q1 2019 Supplemental	Page 39